Exhibit 99.2

Old National Bancorp Financial Trends Fourth Quarter 2009 February 1, 2010
Please direct inquiries to:
Christopher A. Wolking, Senior Executive Vice President & Chief Financial Officer (812) 464-1322 or Joan M. Kissel, Senior Vice President & Corporate Controller (812) 465-7290
Notes: -Summations may not equal due to rounding.

Old National Bancorp
Financial Summary
Fourth Quarter 2009

					2008				2009
2006	2007	2008	2009		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
				Profitability (in millions)
$79.4	$74.9	$62.5	$13.7	Net Income (Loss)	$19.3	$19.5	$17.0	$6.6	$9.4	$9.6	$4.0	$(9.3)
—	—	0.3	3.9	Preferred Dividend and Amort on Preferred Stock	—	—	—	0.3	3.9	—	—	—
79.4	74.9	62.2	9.8	Net Income (Loss) Avail. to Common Shareholders	19.3	19.5	17.0	6.3	5.5	9.6	4.0	(9.3)

				Diluted EPS
$1.20	$1.14	$0.95	$0.14	Net Income (Loss) Avail. to Common Shareholders	$0.29	$0.30	$0.26	$0.10	$0.08	$0.15	$0.06	$(0.11)

				Ratios — Net Income
12.43%	11.67%	9.49%	1.41%	Return on Average Common Equity	11.51%	11.58%	10.50%	4.05%	3.43%	6.02%	2.53%	-4.23%
0.97%	0.94%	0.82%	0.17%	Return on Average Assets	1.01%	1.03%	0.90%	0.35%	0.47%	0.47%	0.21%	-0.47%
68.54%	71.01%	69.18%	81.54%	Efficiency Ratio	63.87%	68.37%	70.03%	74.79%	72.20%	77.50%	83.39%	94.78%
3.15%	3.28%	3.82%	3.52%	Net Interest Margin (FTE)	3.68%	3.85%	3.79%	3.96%	3.63%	3.59%	3.53%	3.33%

				Capital Ratios:
				Risk-Based Capital Ratios (EOP):
11.1%	10.6%	12.7%	14.2%	Tier 1	11.0%	11.2%	11.4%	12.7%	9.9%	10.2%	14.1%	14.2%
14.5%	13.3%	15.1%	16.0%	Total	13.8%	14.1%	14.3%	15.1%	12.2%	12.6%	16.5%	16.0%
8.0%	7.7%	9.5%	9.5%	Leverage Ratio (to Average Assets)	8.0%	8.2%	8.3%	9.5%	7.3%	7.1%	10.0%	9.5%

7.81%	8.04%	8.67%	9.06%	Total Equity to Assets (Averages)	8.75%	8.86%	8.57%	8.48%	9.32%	7.79%	8.11%	11.03%
6.34%	6.03%	5.81%	8.25%	Tangible Common Equity to Tangible Assets (3)	6.44%	6.21%	6.06%	5.81%	5.23%	5.51%	8.53%	8.25%

				Per Common Share Data:
0.84	1.11	0.69	0.44	Cash Dividends Declared (1)	—	0.23	0.23	0.23	0.23	0.07	0.07	0.07
70%	97%	73%	309%	Dividend Payout Ratio (1)	—	77%	89%	228%	274%	48%	117%	N/M
9.66	9.86	9.56	9.68	Common Book Value (EOP)	10.20	9.80	9.59	9.56	9.51	9.55	9.93	9.68
18.92	14.96	18.16	12.43	Market Value (EOP)	18.00	14.26	20.02	18.16	11.17	9.82	11.20	12.43
7.64	6.98	6.74	7.38	Tangible Common Book Value (3)	7.33	6.95	6.75	6.74	6.42	6.48	7.61	7.38

				Other Statistics
2,568	2,494	2,507	2,812	Full Time Equivalent Employees (2)	2,478	2,499	2,489	2,507	2,513	2,875	2,828	2,812
FTE — Fully taxable equivalent basis
EOP — End of period actual balances

(1)	The 1st Qtr 2008 dividend was declared in December 2007 and is included in the 2007 totals.

(2)	1st quarter 2009 doesn’t include Charter associates who joined on March 20, 2009.

(3)	See Non-GAAP Reconciliation on Page 8.

Old National Bancorp
INCOME STATEMENT
($ In Millions except EPS information)

Twelve Months		Change			Fourth Quarter		Change
2009	2008	$	%		2009	2008	$	%
$361.5	$411.8	$(50.3)	-12.2%	Interest Income (FTE)	$84.2	$100.8	$(16.6)	-16.4%
109.3	149.2	(39.9)	-26.8%	Less: Interest Expense	25.1	32.7	(7.7)	-23.5%

252.2	262.7	(10.4)	-4.0%	Net Interest Income (FTE)	59.2	68.0	(8.9)	-13.1%

16.0	17.4	(1.4)	-8.1%	Wealth Management Fees	4.0	3.7	0.3	8.3%
55.2	45.2	10.0	22.2%	Service Charges on Deposit Accounts	13.8	11.8	1.9	16.4%
20.5	17.2	3.2	18.8%	ATM Fees	5.5	4.2	1.3	30.3%
6.2	5.1	1.1	22.3%	Mortgage Banking Revenue	1.2	1.1	0.1	10.3%
37.9	39.2	(1.3)	-3.3%	Insurance Premiums and Commissions	8.7	9.0	(0.2)	-2.8%
8.5	9.5	(1.0)	-10.3%	Investment Product Fees	1.7	2.0	(0.4)	-18.6%
2.4	9.2	(6.8)	-74.3%	Company-owned Life Insurance	0.8	0.7	0.0	0.6%
13.7	17.9	(4.2)	-23.3%	Other Income	3.7	4.0	(0.2)	-5.9%

160.3	160.6	(0.3)	-0.2%	Total Fees, Service Charges & Other Rev.	39.4	36.6	2.8	7.6%

2.5	7.6	(5.1)	-67.5%	Gains (Losses) Sales of Securities (1)	(3.2)	0.9	(4.1)	N/M
0.7	(1.1)	1.9	N/M	Gains (Losses) Derivatives	0.4	0.0	0.4	N/M

163.5	167.0	(3.5)	-2.1%	Total Noninterest Income	36.6	37.6	(1.0)	-2.6%

415.7	429.6	(13.9)	-3.2%	Total Revenues (FTE)	95.8	105.6	(9.9)	-9.3%

181.4	167.8	13.6	8.1%	Salaries and Employee Benefits	47.0	41.8	5.2	12.4%
47.1	39.7	7.4	18.6%	Occupancy	12.4	10.6	1.8	16.5%
10.4	9.5	1.0	10.3%	Equipment	2.5	2.0	0.5	23.4%
9.6	9.6	0.0	0.2%	Marketing	2.7	1.8	0.9	51.4%
20.7	19.0	1.7	8.8%	Data Processing	5.1	4.7	0.4	9.2%
10.9	9.3	1.7	17.9%	Communication	2.8	2.4	0.3	13.8%
9.5	7.2	2.3	32.0%	Professional Fees	2.7	1.9	0.8	40.3%
4.3	6.6	(2.3)	-34.5%	Loan Expenses	1.1	1.7	(0.6)	-34.7%
4.3	3.3	1.0	30.8%	Supplies	0.9	0.9	0.1	5.9%
12.4	1.5	10.9	N/M	FDIC Assessment	2.3	0.6	1.6	N/M
28.3	23.9	4.4	18.5%	Other Expense	11.3	10.5	0.9	8.1%

339.0	297.2	41.7	14.0%	Total Noninterest Expense	90.8	79.0	11.8	14.9%

63.3	51.5	11.8	23.0%	Provision for loan losses	21.8	17.0	4.8	28.2%

13.5	80.9	(67.5)	-83.4%	Income (loss) before Income Taxes (FTE)	(16.8)	9.6	(26.4)	N/M

(21.1)	(0.9)	(20.2)	N/M	Income Taxes	(11.6)	(2.5)	(9.2)	N/M
20.8	19.3	1.5	7.8%	FTE Adjustment	4.1	5.5	(1.3)	-24.1%

(0.3)	18.4	(18.7)	-101.5%	Total Taxes (FTE)	(7.5)	3.0	(10.5)	N/M

$13.7	$62.5	$(48.7)	-78.0%	Net Income (Loss)	$(9.3)	$6.6	$(16.0)	N/M

				Diluted EPS
$0.14	$0.95	$(0.81)	-84.9%	Net Income (Loss) Avail to Common	$(0.11)	$0.10	$(0.21)	N/M

				Average Common Shares Outstanding (000’s)
71,314	65,660	5,655	8.6%	Basic	86,701	65,730	20,971	31.9%
71,367	65,776	5,591	8.5%	Diluted	86,701	65,922	20,779	31.5%

87,182	66,321	20,861	31.5%	Common Shares Outstanding (EOP) (000’s)	87,182	66,321	20,861	31.5%

(1)	Includes $6.3 million of net gains and $9.5 million of OTTI in 4Q09 and $27.3 million of net gains and $24.8 million of OTTI in YTD09, respectively.

OTTI —	Other Than Temporary Impairment

FTE —	Fully taxable equivalent basis

EOP —	End of period actual balances

N/M =	Not meaningful

Old National Bancorp
NET INCOME TRENDS
Fourth Quarter 2009
($ In Millions except EPS information)

					2008				2009
2006	2007	2008	2009		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
$471.2	$478.5	$411.8	$361.5	Interest Income (FTE)	$108.5	$102.0	$100.6	$100.8	$93.8	$94.7	$88.7	$84.2
239.0	242.2	149.2	109.3	Less: Interest Expense	44.3	36.0	36.1	32.7	28.8	28.4	27.0	25.1

232.2	236.4	262.7	252.2	Net Interest Income (FTE)	64.2	65.9	64.5	68.0	65.1	66.3	61.7	59.2

19.5	18.7	17.4	16.0	Wealth Management Fees	4.6	4.9	4.2	3.7	3.8	4.3	3.9	4.0
42.3	44.8	45.2	55.2	Service Charges on Deposit Accounts	10.2	11.3	11.8	11.8	10.7	15.7	15.1	13.8
12.1	14.5	17.2	20.5	ATM Fees	4.0	4.5	4.5	4.2	4.1	5.4	5.4	5.5
4.1	4.4	5.1	6.2	Mortgage Banking Revenue	1.2	1.4	1.4	1.1	1.7	1.8	1.5	1.2
41.5	39.0	39.2	37.9	Insurance Premiums and Commissions	12.1	9.3	8.8	9.0	11.4	8.9	8.8	8.7
8.7	10.7	9.5	8.5	Investment Product Fees	2.7	2.4	2.3	2.0	2.2	2.2	2.4	1.7
9.0	9.8	9.2	2.4	Company-owned Life Insurance	2.8	2.8	2.9	0.7	0.7	0.4	0.5	0.8
13.8	16.1	17.9	13.7	Other Income	5.3	5.2	3.2	4.0	3.8	4.0	2.1	3.7

150.9	158.0	160.6	160.3	Total Fees, Service Charges & Other Rev.	43.0	41.7	39.1	36.6	38.6	42.7	39.6	39.4

1.5	(3.0)	7.6	2.5	Gains (Losses) Sales of Securities (1)	4.5	2.1	0.0	0.9	3.2	2.4	0.0	(3.2)
1.5	0.2	(1.1)	0.7	Gains (Losses) Derivatives	(0.6)	(0.3)	(0.2)	0.0	0.5	0.5	(0.7)	0.4

153.9	155.1	167.0	163.5	Total Noninterest Income	46.9	43.5	39.0	37.6	42.2	45.6	39.0	36.6

386.2	391.5	429.6	415.7	Total Revenues (FTE)	111.1	109.5	103.5	105.6	107.3	111.9	100.7	95.8

157.6	163.7	167.8	181.4	Salaries and Employee Benefits	42.3	43.2	40.5	41.8	42.7	45.2	46.5	47.0
19.9	26.5	39.7	47.1	Occupancy	9.6	9.6	9.8	10.6	10.6	12.0	12.0	12.4
12.7	11.1	9.5	10.4	Equipment	2.6	2.5	2.4	2.0	2.3	2.7	2.9	2.5
10.4	8.4	9.6	9.6	Marketing	2.0	2.7	3.1	1.8	2.0	2.6	2.3	2.7
18.0	19.2	19.0	20.7	Data Processing	4.6	4.9	4.8	4.7	4.9	5.4	5.3	5.1
9.2	9.3	9.3	10.9	Communication	2.3	2.2	2.3	2.4	2.6	2.9	2.7	2.8
7.6	7.7	7.2	9.5	Professional Fees	1.7	1.9	1.7	1.9	2.6	2.1	2.1	2.7
5.7	6.0	6.6	4.3	Loan Expenses	1.3	1.7	1.9	1.7	0.9	1.2	1.2	1.1
3.4	3.5	3.3	4.3	Supplies	0.9	0.7	0.8	0.9	1.3	1.2	0.9	0.9
0.9	0.9	1.5	12.4	FDIC Assessment	0.3	0.3	0.3	0.6	2.1	6.3	1.8	2.3
19.3	21.7	23.9	28.3	Other Expense	3.3	5.1	5.0	10.5	5.5	5.2	6.3	11.3

264.7	278.0	297.2	339.0	Total Noninterest Expense	70.9	74.8	72.5	79.0	77.5	86.8	84.0	90.8

7.0	4.1	51.5	63.3	Provision for Loan Losses	21.9	5.7	6.8	17.0	17.3	12.0	12.2	21.8

114.5	109.4	80.9	13.5	Income (loss) before Income Taxes (FTE)	18.2	28.9	24.2	9.6	12.5	13.2	4.5	(16.8)

15.6	17.3	(0.9)	(21.1)	Income Taxes	(5.5)	4.8	2.3	(2.5)	(2.7)	(2.0)	(4.8)	(11.6)
19.5	17.2	19.3	20.8	FTE Adjustment	4.4	4.6	4.9	5.5	5.9	5.6	5.3	4.1

35.1	34.5	18.4	(0.3)	Total Taxes (FTE)	(1.1)	9.4	7.1	3.0	3.1	3.6	0.5	(7.5)

$79.4	$74.9	$62.5	$13.7	Net Income (Loss)	$19.3	$19.5	$17.0	$6.6	$9.4	$9.6	$4.0	$(9.3)

				Diluted EPS
$1.20	$1.14	$0.95	$0.14	Net Income (Loss) Avail to Common	$0.29	$0.30	$0.26	$0.10	$0.08	$0.15	$0.06	$(0.11)

66,226	65,684	65,660	71,314	Average Basic Common Shares (000’s)	65,623	65,640	65,645	65,730	65,793	65,950	66,635	86,701
66,261	65,750	65,776	71,367	Average Diluted Common Shares (000’s)	65,754	65,812	65,790	65,922	65,882	65,999	66,706	86,701

FTE —	Fully taxable equivalent basis

(1)	Includes $2.4 million, $7.9 million, $5.1 million and $9.5 million in 1Q09, 2Q09, 3Q09 and 4Q09, respectively, for OTTI.

Old National Bancorp
Balance Sheet (EOP)
Fourth Quarter 2009
($ in Millions)

						Change from Prior Year
	12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008	12/31/2009 vs. 12/31/2008		12/31/2007	12/31/2006
						$	%
Assets
Investments:
Treasury & Gov’t Sponsored Agencies	$1,142.7	$1,305.7	$831.6	$1,019.6	$389.3	$753.4	N/M	$688.9	$680.2
Mortgage-backed Securities	1,048.4	941.7	1,029.7	1,131.2	1,172.6	(124.2)	-10.6%	1,048.8	1,147.0
States & Political Subdivisions	534.6	494.2	522.7	485.1	482.2	52.4	10.9%	294.9	273.3
Other Securities	192.7	218.9	215.6	208.5	221.7	(29.0)	-13.1%	275.9	275.7
Fed Funds Sold & Resell Agreements	—	—	—	—	0.0	(0.0)	-100.0%	—	283.5
Money Market Investments	35.6	28.8	62.5	42.6	30.1	5.5	18.3%	8.5	4.1

Total Investments	2,953.9	2,989.3	2,662.2	2,887.0	2,295.9	658.0	28.7%	2,317.0	2,663.7

Residential Real Estate Loans Held for Sale	17.5	11.4	25.2	19.6	17.2	0.4	2.2%	13.0	16.6
Leases Held for Sale	55.3	58.4	370.2	—	—	55.3	N/M	—	—
Loans:
Commercial Loans & Leases	1,287.2	1,397.0	1,422.6	1,809.4	1,898.0	(610.8)	-32.2%	1,694.7	1,629.9
Commercial & Agriculture Real Estate	1,062.9	1,091.5	1,124.4	1,133.9	1,154.9	(92.0)	-8.0%	1,270.4	1,386.4
Consumer:
Home Equity	274.8	275.6	271.9	270.5	270.0	4.8	1.8%	250.1	284.8
Other Consumer Loans	807.2	849.9	883.9	919.2	941.0	(133.7)	-14.2%	937.6	914.1

Subtotal of Commercial & Consumer Loans	3,432.1	3,614.0	3,702.8	4,133.0	4,263.8	(831.7)	-19.5%	4,152.9	4,215.1
Residential Real Estate	403.4	421.7	448.4	488.5	496.5	(93.1)	-18.8%	533.4	484.9

Total Loans	3,835.5	4,035.7	4,151.2	4,621.5	4,760.4	(924.9)	-19.4%	4,686.4	4,700.0

Total Earning Assets	6,862.2	7,094.7	7,208.9	7,528.1	7,073.4	(211.2)	-3.0%	7,016.3	7,380.3

Allowance for Loan Losses	(69.5)	(69.6)	(70.1)	(71.8)	(67.1)	2.5	3.7%	(56.5)	(67.8)
Nonearning Assets:
Cash and Due from Banks	461.7	196.9	146.7	131.5	162.9	298.8	N/M	255.2	210.3
Premises & Equipment	52.4	56.5	58.7	58.6	44.6	7.8	17.4%	48.7	122.9
Goodwill & Intangible Assets	200.2	202.4	204.0	205.6	186.8	13.4	7.2%	191.0	134.2
Company-owned Life Insurance	224.7	223.9	224.2	223.8	223.1	1.5	0.7%	214.5	198.0
Other Assets	273.8	268.6	239.7	280.2	250.1	23.7	9.5%	176.9	171.6

Total Nonearning Assets	1,212.7	948.4	873.4	899.7	867.6	345.1	39.8%	886.3	837.0

Total Assets	$8,005.3	$7,973.5	$8,012.2	$8,356.1	$7,873.9	$131.4	1.7%	$7,846.1	$8,149.5

Liabilities & Equity
Noninterest-bearing Demand Deposits	$1,188.3	$1,045.9	$1,045.6	$1,039.3	$888.6	$299.8	33.7%	$855.4	$877.9
NOW Accounts	1,354.3	1,220.2	1,297.2	1,257.5	1,292.6	61.8	4.8%	1,410.7	1,449.2
Savings Accounts	972.2	971.5	928.9	918.8	874.6	97.6	11.2%	774.1	437.7
Money Market Accounts	381.1	418.8	452.0	522.8	420.8	(39.7)	-9.4%	562.1	925.3
Other Time under $100,000	1,284.3	1,298.7	1,340.3	1,335.2	1,224.2	60.1	4.9%	1,283.0	1,369.0
Other Time $100,000 & over	653.3	669.2	664.7	671.7	550.0	103.3	18.8%	562.1	932.6

Total Core Deposits	5,833.5	5,624.4	5,728.6	5,745.4	5,250.8	582.7	11.1%	5,447.4	5,991.6
Brokered CD’s	69.9	69.9	69.9	109.4	171.5	(101.5)	-59.2%	216.0	329.9

Total Deposits	5,903.5	5,694.4	5,798.5	5,854.7	5,422.3	481.2	8.9%	5,663.4	6,321.5

Short-term Borrowings	331.1	326.1	542.4	827.1	649.6	(318.5)	-49.0%	638.2	312.9
Long-term Borrowings	699.1	808.6	810.3	810.0	834.9	(135.8)	-16.3%	656.7	747.5

Total Borrowed Funds	1,030.2	1,134.7	1,352.7	1,637.0	1,484.5	(454.3)	-30.6%	1,295.0	1,060.5
Accrued Expenses & Other Liabilities	227.8	279.0	226.4	232.5	236.2	(8.4)	-3.6%	234.9	125.2

Total Liabilities	7,161.5	7,108.1	7,377.6	7,724.3	7,143.0	18.5	0.3%	7,193.2	7,507.1

Preferred Stock & Surplus	—	—	—	—	97.4	(97.4)	-100.0%	—	—
Common Stock, Surplus & Retained Earnings	864.2	880.3	683.3	679.2	687.0	177.2	25.8%	664.2	667.5
Other Comprehensive Income	(20.4)	(14.9)	(48.7)	(47.5)	(53.5)	33.1	61.9%	(11.3)	(25.1)

Total Shareholders Equity	843.8	865.4	634.6	631.8	730.9	113.0	15.5%	652.9	642.4

Total Liabilities & Shareholders Equity	$8,005.3	$7,973.5	$8,012.2	$8,356.1	$7,873.9	$131.4	1.7%	$7,846.1	$8,149.5

EOP —	End of period actual balances

N/M =	Not meaningful

Old National Bancorp
Balance Sheet Trends
PERIOD AVERAGES
($ in Millions)

					2008				2009
2006	2007	2008	2009		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

				Assets
				Investments:
$584.3	$636.8	$439.1	$916.3	Treasury & Gov’t Sponsored Agencies	$653.4	$405.7	$356.5	$340.9	$551.0	$935.8	$872.8	$1,305.6
1,215.0	1,112.9	1,130.7	1,063.3	Mortgage-backed Securities	1,059.5	1,132.1	1,146.8	1,184.2	1,163.5	1,087.0	996.9	1,005.7
408.5	263.7	329.4	506.7	States & Political Subdivisions	287.6	310.6	327.4	392.0	504.9	511.5	498.4	512.0
254.6	268.6	251.4	214.4	Other Securities	276.2	265.8	252.1	211.7	220.7	212.9	219.7	204.3
72.8	109.5	1.6	0.0	Fed Funds Sold & Resell Agreements	0.0	0.4	3.5	2.5	0.0	—	—	—
14.8	7.7	20.3	38.5	Money Market Investments	12.4	31.6	18.1	19.3	33.2	39.5	42.8	38.4

2,550.0	2,399.1	2,172.6	2,739.2	Total Investments	2,289.1	2,146.2	2,104.3	2,150.7	2,473.4	2,786.8	2,630.6	3,066.0

				Loans:
1,592.3	1,679.6	1,779.4	1,684.7	Commercial Loans & Leases (1)	1,710.3	1,772.9	1,800.9	1,833.6	1,840.1	1,813.1	1,664.2	1,421.3
1,466.2	1,374.7	1,205.1	1,117.3	Commercial & Agriculture Real Estate	1,251.2	1,218.7	1,182.3	1,168.2	1,148.9	1,132.0	1,108.7	1,079.5
				Consumer:
307.1	267.1	254.9	273.1	Home Equity	248.3	249.6	256.2	265.5	271.2	271.8	274.1	275.3
929.7	937.4	935.7	882.3	Other Consumer Loans	933.0	932.3	937.7	939.8	933.4	900.9	867.2	827.7

4,295.3	4,258.8	4,175.1	3,957.4	Subtotal of Commercial & Consumer Loans	4,142.9	4,173.5	4,177.0	4,207.1	4,193.7	4,117.8	3,914.2	3,603.8
527.9	556.0	528.0	469.4	Residential Real Estate (1)	542.0	535.9	523.2	511.2	510.4	491.3	450.2	425.9

4,823.1	4,814.9	4,703.1	4,426.8	Total Loans (1)	4,684.9	4,709.3	4,700.1	4,718.3	4,704.1	4,609.1	4,364.4	4,029.8

7,373.1	7,214.0	6,875.7	7,166.0	Total Earning Assets	6,973.9	6,855.5	6,804.5	6,868.9	7,177.4	7,395.9	6,995.0	7,095.8

(76.5)	(68.2)	(62.0)	(70.1)	Allowance for Loan Losses	(56.1)	(67.9)	(62.0)	(62.0)	(67.2)	(72.2)	(70.1)	(71.0)
876.7	839.2	804.1	893.9	Nonearning Assets	764.1	806.3	821.2	824.8	813.6	887.7	908.0	966.1

$8,173.4	$7,985.0	$7,617.8	$7,989.8	Total Assets	$7,682.0	$7,594.0	$7,563.6	$7,631.7	$7,923.9	$8,211.4	$7,832.9	$7,990.9

				Liabilities & Equity
$800.7	$828.5	$835.0	$1,018.4	Noninterest-bearing Demand Deposits	$811.2	$824.9	$841.9	$861.8	$904.1	$1,026.8	$1,046.8	$1,096.0
1,429.8	1,490.4	1,249.5	1,250.7	NOW Accounts	1,310.8	1,264.7	1,204.7	1,217.7	1,239.0	1,261.6	1,260.0	1,242.5
441.3	622.4	886.4	937.6	Savings Accounts	828.4	906.3	922.6	888.1	878.2	933.9	960.6	977.9
886.2	758.6	487.5	436.5	Money Market Accounts	541.0	498.1	473.4	437.5	425.5	483.0	432.7	404.9
2,277.9	2,134.9	1,696.4	1,956.9	Other Time	1,737.3	1,593.5	1,694.6	1,760.2	1,854.1	2,011.2	1,991.9	1,970.5

5,835.8	5,834.7	5,154.7	5,600.2	Total Core Deposits	5,228.7	5,087.6	5,137.2	5,165.4	5,300.8	5,716.5	5,691.9	5,691.7

338.4	291.5	170.7	97.8	Brokered CD’s	196.8	112.8	187.0	186.2	161.4	90.0	69.9	69.9

6,174.2	6,126.2	5,325.4	5,698.0	Total Deposits	5,425.5	5,200.4	5,324.2	5,351.6	5,462.2	5,806.5	5,761.8	5,761.6

402.2	461.8	616.9	527.1	Short-term Borrowings	625.4	679.6	568.4	594.4	660.5	721.6	401.0	325.6
835.6	615.9	810.1	812.1	Long-term Borrowings	754.7	832.5	817.8	835.2	834.6	809.9	808.6	795.2

1,237.8	1,077.7	1,427.0	1,339.2	Total Borrowed Funds	1,380.1	1,512.1	1,386.2	1,429.6	1,495.1	1,531.4	1,209.6	1,120.7

123.0	139.3	205.2	228.6	Accrued Expenses & Other Liabilities	204.2	208.6	205.1	203.0	227.9	233.5	225.9	227.3

7,535.1	7,343.1	6,957.7	7,265.9	Total Liabilities	7,009.7	6,921.1	6,915.5	6,984.3	7,185.2	7,571.4	7,197.3	7,109.6

—	—	5.2	24.1	Preferred Stock & Surplus	—	—	—	21.0	96.4	—	—	—
666.2	666.8	688.7	735.0	Common Stock, Surplus & Retained Earnings	675.9	688.7	695.0	695.2	687.5	680.9	676.0	895.8
(27.8)	(25.0)	(33.7)	(35.3)	Other Comprehensive Income	(3.6)	(15.8)	(46.9)	(68.7)	(45.2)	(41.0)	(40.4)	(14.5)

638.4	641.8	660.2	723.9	Total Shareholders Equity	672.3	672.9	648.1	647.5	738.7	640.0	635.6	881.3

$8,173.4	$7,985.0	$7,617.8	$7,989.8	Total Liabilities & Shareholders Equity	$7,682.0	$7,594.0	$7,563.6	$7,631.7	$7,923.9	$8,211.4	$7,832.9	$7,990.9

(1)	Includes residential loans and leases held for sale.

Old National Bancorp
Interest Rate Trends (FTE basis)
PERIOD AVERAGES

					2008				2009
2006	2007	2008	2009		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

				Earning Assets:
				Investments:
4.55%	5.07%	4.90%	4.01%	Treasury & Gov’t Sponsored Agencies	4.66%	4.97%	5.03%	5.14%	4.80%	4.52%	4.15%	3.21%
4.55%	4.68%	5.01%	4.93%	Mortgage-backed Securities	4.79%	5.03%	5.07%	5.14%	5.16%	5.18%	4.78%	4.54%
6.93%	7.07%	6.91%	6.72%	States & Political Subdivisions	6.85%	6.76%	6.80%	7.15%	6.92%	6.53%	6.83%	6.63%
5.14%	5.25%	5.54%	4.93%	Other Securities	5.31%	5.30%	5.47%	6.22%	5.31%	4.95%	4.98%	4.44%
5.20%	5.35%	3.40%	0.35%	Fed Funds Sold, Resell Agr & Money Mkt	10.74%	2.42%	2.74%	1.34%	0.75%	0.37%	0.25%	0.09%

5.01%	5.14%	5.32%	4.89%	Total Investments	5.11%	5.26%	5.36%	5.58%	5.39%	5.12%	4.90%	4.26%

				Loans:
7.32%	7.47%	5.88%	4.49%	Commercial Loans & Leases (1)	6.64%	5.86%	5.63%	5.44%	4.52%	4.54%	4.52%	4.37%
7.27%	7.56%	6.22%	4.62%	Commercial & Agriculture Real Estate	6.70%	6.25%	6.01%	5.90%	4.79%	4.60%	4.57%	4.53%
				Consumer:
8.04%	8.17%	5.51%	3.57%	Home Equity	6.71%	5.49%	5.30%	4.60%	3.59%	3.55%	3.55%	3.60%
7.13%	7.61%	7.66%	7.27%	Other Consumer Loans	7.79%	7.66%	7.60%	7.57%	7.30%	7.24%	7.28%	7.28%

7.31%	7.57%	6.35%	5.08%	Subtotal of Commercial & Consumer Loans	6.92%	6.35%	6.16%	5.99%	5.15%	5.08%	5.08%	5.03%
5.54%	5.86%	5.87%	5.63%	Residential Real Estate Loans (1)	5.92%	5.85%	5.87%	5.84%	5.68%	5.61%	5.65%	5.56%

7.12%	7.38%	6.30%	5.14%	Total Loans (1)	6.81%	6.29%	6.11%	5.97%	5.21%	5.14%	5.14%	5.08%

6.39%	6.63%	5.99%	5.04%	Total Earning Assets	6.25%	5.97%	5.89%	5.85%	5.27%	5.13%	5.05%	4.73%

				Interest-bearing Liabilities:
1.92%	2.12%	0.51%	0.04%	NOW Accounts	0.84%	0.52%	0.45%	0.21%	0.03%	0.04%	0.04%	0.04%
1.28%	2.43%	1.46%	0.38%	Savings Accounts	2.03%	1.50%	1.46%	0.88%	0.40%	0.39%	0.39%	0.35%
3.32%	3.11%	1.12%	0.10%	Money Market Accounts	1.71%	1.14%	1.04%	0.47%	0.11%	0.10%	0.10%	0.10%
4.15%	4.64%	3.74%	3.01%	Other Time	4.26%	3.67%	3.52%	3.50%	3.29%	3.10%	2.92%	2.75%

3.12%	3.38%	2.04%	1.39%	Total Interest-bearing Deposits	2.51%	1.98%	1.94%	1.72%	1.49%	1.43%	1.35%	1.27%
4.57%	4.72%	4.25%	4.26%	Brokered CD’s	4.32%	4.01%	4.26%	4.30%	4.16%	4.19%	4.44%	4.44%

3.21%	3.46%	2.13%	1.45%	Total Interest-bearing Deposits & CD’s	2.59%	2.03%	2.04%	1.83%	1.58%	1.48%	1.40%	1.32%

3.98%	3.94%	1.77%	0.27%	Short-term Borrowings	2.53%	1.81%	1.79%	0.92%	0.24%	0.25%	0.31%	0.32%
6.03%	6.64%	5.29%	4.96%	Long-term Borrowings	5.69%	5.25%	5.13%	5.11%	5.15%	5.11%	4.93%	4.63%

5.37%	5.48%	3.77%	3.11%	Total Borrowed Funds	4.27%	3.70%	3.76%	3.37%	2.98%	2.82%	3.40%	3.37%

3.61%	3.80%	2.52%	1.82%	Total Interest-bearing Liabilities	2.98%	2.46%	2.45%	2.20%	1.93%	1.81%	1.81%	1.72%

2.78%	2.83%	3.47%	3.23%	Net Interest Rate Spread	3.27%	3.51%	3.45%	3.65%	3.34%	3.33%	3.24%	3.01%

3.15%	3.28%	3.82%	3.52%	Net Interest Margin	3.68%	3.85%	3.79%	3.96%	3.63%	3.59%	3.53%	3.33%

FTE —	Fully taxable equivalent basis

(1)	Includes residential loans and leases held for sale.

Old National Bancorp
Asset Quality (EOP)
($ in Millions)

					2008				2009
2006	2007	2008	2009		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

$78.8	$67.8	$56.5	$67.1	Beginning Allowance for Loan Losses	$56.5	$72.2	$62.1	$63.5	$67.1	$71.8	$70.1	$69.6

7.0	4.1	51.5	63.3	Provision for Loan Losses	21.9	5.7	6.8	17.0	17.3	12.0	12.2	21.8

—	5.7	—	—	Acquired from acquisition	—	—	—	—	—	—	—	—

(27.9)	(26.9)	(51.2)	(78.0)	Gross Charge-offs	(8.7)	(18.0)	(8.7)	(15.9)	(15.9)	(16.0)	(19.1)	(27.1)
(2.8)	(5.3)	—	(0.6)	Write-downs from Loans Sold	—	—	—	—	—	(0.6)	—	—
12.7	11.1	10.4	17.8	Gross Recoveries	2.6	2.1	3.2	2.5	3.3	2.9	6.3	5.3

(18.1)	(21.1)	(40.8)	(60.8)	Net Charge-offs	(6.1)	(15.9)	(5.5)	(13.4)	(12.6)	(13.6)	(12.7)	(21.8)

$67.8	$56.5	$67.1	$69.5	Ending Allowance for Loan Losses	$72.2	$62.1	$63.5	$67.1	$71.8	$70.1	$69.6	$69.5

0.37%	0.44%	0.87%	1.37%	Net Charge-offs / Average Loans (1)	0.52%	1.35%	0.46%	1.14%	1.07%	1.18%	1.17%	2.17%

$4,823.1	$4,814.9	$4,703.1	$4,426.8	Average Loans Outstanding (1)	$4,684.9	$4,709.3	$4,700.1	$4,718.3	$4,704.1	$4,609.1	$4,364.4	$4,029.8

$4,716.6	$4,699.4	$4,777.5	$3,908.3	EOP Loans Outstanding (1)	$4,691.0	$4,743.4	$4,693.0	$4,777.5	$4,641.1	$4,546.7	$4,105.4	$3,908.3

1.44%	1.20%	1.41%	1.81%	Allowance for Loan Loss / EOP Loans (2)	1.54%	1.31%	1.36%	1.41%	1.55%	1.69%	1.72%	1.81%

				Underperforming Assets:
$2.1	$1.5	$2.9	$3.5	Loans 90 Days & over (still accruing)	$1.5	$1.6	$1.9	$2.9	$2.4	$2.3	$2.7	$3.5

				Non-performing Loans:
41.5	40.8	64.0	67.0	Nonaccrual Loans (3)	70.2	68.1	68.4	64.0	77.4	77.7	73.7	67.0
0.1	—	—	—	Renegotiated Loans	—	—	—	—	—	—	—	—

41.6	40.8	64.0	67.0	Total Non-performing Loans	70.2	68.1	68.4	64.0	77.4	77.7	73.7	67.0

3.3	2.9	2.9	8.1	Foreclosed properties	2.3	3.3	3.2	2.9	6.9	4.8	4.2	8.1

$47.0	$45.2	$69.9	$78.7	Total Underperforming Assets	$74.1	$72.9	$73.6	$69.9	$86.7	$84.8	$80.6	$78.7

$153.2	$115.1	$180.1	$157.1	Classified Loans — “Problem Loans”	$153.7	$149.8	$173.8	$180.1	$199.8	$191.3	$174.7	$157.1
—	—	34.5	161.2	Other Classified Assets	—	—	—	34.5	96.5	145.3	174.6	$161.2
119.8	103.2	124.9	103.5	Criticized Loans — “Special Mention Loans”	103.8	97.5	114.3	124.9	86.6	101.0	94.6	103.5

$273.0	$218.3	$339.5	$421.7	Total Classified & Criticized Assets	$257.5	$247.3	$288.2	$339.5	$382.9	$437.6	$443.9	$421.7

0.88%	0.87%	1.34%	1.71%	Non-performing loans / EOP Loans (1)	1.50%	1.43%	1.46%	1.34%	1.67%	1.71%	1.80%	1.71%

163%	138%	105%	104%	Allowance to Non-performing Loans	103%	91%	93%	105%	93%	90%	94%	104%

1.00%	0.96%	1.46%	2.01%	Under-performing Assets / EOP Loans (1)	1.58%	1.54%	1.57%	1.46%	1.87%	1.87%	1.96%	2.01%

$8,149.5	$7,846.1	$7,873.9	$8,005.3	EOP Total Assets	$7,723.5	$7,601.8	$7,568.3	$7,873.9	$8,356.1	$8,012.2	$7,973.5	$8,005.3

0.58%	0.58%	0.89%	0.98%	Under-performing Assets / EOP Assets	0.96%	0.96%	0.97%	0.89%	1.04%	1.06%	1.01%	0.98%

EOP —	End of period actual balances

(1)	Includes residential loans and leases held for sale.

(2)	Excludes residential loans and leases held for sale.

(3)	Includes $.6 million in 2Q09, $4.8 million in 3Q09 and $10.0 million in 4Q09 of renegotiated loans.

Old National Bancorp
NON-GAAP MEASURES
Fourth Quarter 2009
($ In Millions except EPS information)

					2008				2009
2006	2007	2008	2009		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
				Actual EOP Balances
$642.4	$652.9	$730.9	$843.8	GAAP Shareholders’ Equity	$675.4	$649.0	$635.4	$730.9	$631.8	$634.6	$865.4	$843.8

				Deduct:
113.4	159.2	159.2	167.9	Goodwill	159.2	159.2	159.2	159.2	167.8	167.9	167.9	167.9
20.8	31.8	27.6	32.3	Intangibles	31.1	29.5	28.6	27.6	37.8	36.1	34.5	32.3

134.2	191.0	186.8	200.2		190.3	188.7	187.8	186.8	205.6	204.0	202.4	200.2

$508.2	$461.9	$544.0	$643.6	Tangible Shareholders’ Equity	$485.1	$460.3	$447.6	$544.0	$426.2	$430.6	$663.0	$643.6

				Deduct:
—	—	97.4	—	Preferred Stock, Surplus & Retained Earnings	—	—	—	97.4	—	—	—	—

$508.2	$461.9	$446.7	$643.6	Tangible Common Shareholders’ Equity	$485.1	$460.3	$447.6	$446.7	$426.2	$430.6	$663.0	$643.6

				Actual EOP Balances
$8,149.5	$7,846.1	$7,873.9	$8,005.3	GAAP Assets	$7,723.5	$7,601.8	$7,568.3	$7,873.9	$8,356.1	$8,012.2	$7,973.5	$8,005.3

				Add:
0.8	1.7	1.0	0.2	Trust Overdrafts	0.1	0.1	0.3	1.0	0.1	0.0	0.4	0.2

				Deduct:
113.4	159.2	159.2	167.9	Goodwill	159.2	159.2	159.2	159.2	167.8	167.9	167.9	167.9
20.8	31.8	27.6	32.3	Intangibles	31.1	29.5	28.6	27.6	37.8	36.1	34.5	32.3

134.2	191.0	186.8	200.2		190.3	188.7	187.8	186.8	205.6	204.0	202.4	200.2

$8,016.2	$7,656.8	$7,688.0	$7,805.4	Tangible Assets	$7,533.2	$7,413.1	$7,380.9	$7,688.0	$8,150.5	$7,808.2	$7,771.6	$7,805.4

5,695.6	5,483.0	5,555.2	5,204.3	Risk Weighted Assets	5,496.4	5,415.9	5,385.5	5,555.2	5,680.4	5,529.0	5,410.9	5,204.3

				Actual EOP Balances
$79.4	$74.9	$62.5	$13.7	GAAP Net Income	$19.3	$19.5	$17.0	$6.6	$9.4	$9.6	$4.0	$(9.3)

				Add:
1.8	3.0	3.6	4.9	Intangible Amortization (net of tax)	0.8	1.2	0.8	0.8	0.8	1.2	1.2	1.6

$81.2	$77.9	$66.1	$18.6	Tangible Net Income	$20.1	$20.7	$17.8	$7.5	$10.3	$10.9	$5.3	$(7.8)

				Tangible Ratios
15.98%	16.87%	12.15%	2.89%	Return on Tangible Equity	16.58%	17.96%	15.94%	5.49%	9.62%	10.11%	3.17%	-4.83%
15.98%	16.87%	14.79%	2.89%	Return on Tangible Common Equity	16.58%	17.96%	15.94%	6.69%	9.62%	10.11%	3.17%	-4.83%
1.01%	1.02%	0.86%	0.24%	Return on Tangible Assets	1.07%	1.12%	0.97%	0.39%	0.50%	0.56%	0.27%	-0.40%
6.34%	6.03%	7.08%	8.25%	Tangible Equity to Tangible Assets	6.44%	6.21%	6.06%	7.08%	5.23%	5.51%	8.53%	8.25%
8.92%	8.42%	9.79%	12.37%	Tangible Equity to Risk Weighted Assets	8.83%	8.50%	8.31%	9.79%	7.50%	7.79%	12.25%	12.37%
6.34%	6.03%	5.81%	8.25%	Tangible Common Equity to Tangible Assets	6.44%	6.21%	6.06%	5.81%	5.23%	5.51%	8.53%	8.25%
8.92%	8.42%	8.04%	12.37%	Tangible Common Equity to Risk Wgt Assets	8.83%	8.50%	8.31%	8.04%	7.50%	7.79%	12.25%	12.37%
7.64	6.98	8.20	7.38	Tangible Book Value (1)	7.33	6.95	6.75	8.20	6.42	6.48	7.61	7.38
7.64	6.98	6.74	7.38	Tangible Common Book Value (2)	7.33	6.95	6.75	6.74	6.42	6.48	7.61	7.38

Tangible Common Equity is defined as GAAP Shareholders’ Equity less Preferred Stock, Goodwill and Intangibles.

Tangible Common Equity presentation includes Other Comprehensive Income (OCI) as is common in other company releases.

(1)	Tangible Shareholders’ Equity Divided By Common Shares Issued and Outstanding at Period-End.

(2)	Tangible Common Shareholders’ Equity Divided By Common Shares Issued and Outstanding at Period-End.